                                                         Exhibit Index on Page 5


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported): December 21, 2000


Commission File Number: 001-08971


                                   RCPI TRUST
             (Exact name of registrant as specified in its charter)



                   DELAWARE                                                    13-7087445
(State or other jurisdiction of incorporation                               (I.R.S. employer
                                                                         identification number)
     c/o Tishman Speyer Properties, L.P.                                         10011
     45 Rockefeller Plaza, New York, N.Y.                                      (Zip Code)
   (Address of principal executive offices)

                                 (212) 332-6500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
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ITEMS 1-4.  NOT APPLICABLE

ITEM 5.  OTHER EVENTS

         On January 2, 2001, RCPI Trust (the "Company") entered into a loan agreement with Bank of America and borrowed $140 million (the "New Bank of America Loan"). The proceeds of the New Bank of America Loan and other funds of the Company were used to repay in full the Company's debt owed to Bank of America (formerly NationsBank) under two credit agreements, as amended, in an aggregate principal amount of $67 million and to redeem the Company's outstanding 14% Debentures due 2007 in an aggregate principal amount of $75 million plus a prepayment penalty of $3.75 million.

         On December 21, 2000, the owners of approximately 95 percent of the equity interests in the beneficial owners of the Company (the "RCPI Interests") entered into an agreement to sell the RCPI Interests to a joint venture of Tishman Speyer Properties, L.P. and the Crown family of Chicago. The sale is subject to certain conditions, including repayment by the Company of the New Bank of America Loan. The closing of the sale, subject to such conditions, is expected to occur on April 30, 2001 and may be extended by the purchasers until May 31, 2001. The purchasers have indicated to the Company that they currently expect to redeem in full the Company's Floating Rate Notes due 2007 (the "Floating Rate Notes") shortly after the closing of the sale of the RCPI Interests. However, the purchasers have no obligation to do so and may choose not to do so. There can be no assurance that the sale of the RCPI Interests will be consummated or that, if the sale of the RCPI Interests is consummated, the Floating Rate Notes will be redeemed.

         Except for historical information contained herein, this Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which involve certain risks and uncertainties. The Company's actual results or outcomes may differ materially from those anticipated. In assessing forward-looking statements contained herein, readers are urged to carefully read those statements. When used in this Current Report on Form 8-K, the word "expect" or "expected" is intended to identify forward-looking statements.


ITEM 6.  NOT APPLICABLE

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibit is furnished in accordance with the provisions of
Item 601 of Regulation S-K:

Exhibit No.         Description
-----------         -----------
99                  Press release of RCPI Trust dated December 21, 2000

ITEMS 8-9.  NOT APPLICABLE

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RCPI Trust
                                      (Registrant)

                                      By: /s/ David Augarten
                                          -------------------------------------
                                          Name: David Augarten
                                          Title: Vice President


Date: February 1, 2001

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
                                Index to Exhibits


Exhibit No.         Description
-----------         -----------
99                  Press release of RCPI Trust dated December 21, 2000

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